UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2019

Trovagene, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35558	27-2004382
(State or other jurisdiction	(Commission File	IRS Employer
of incorporation or organization)	Number)	Identification No.)

11055 Flintkote Avenue

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 952-7570

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	TROV	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07                   Submission of Matters to a Vote of Security Holders

On June 6, 2019, Trovagene, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).  A total of 3,574,441 shares of common stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 19, 2019, as supplemented, are as follows:

Proposal 1.  All of the five (5) nominees for director were elected to serve until the 2020 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the five (5) directors was as follows:

Directors	For	Against	Abstain	Broker Non Vote
Thomas H. Adams	931,161	0	34,368	2,608,912
Gary S. Jacob	890,762	0	74,767	2,608,912
Dr. Rodney Markin	895,322	0	70,207	2,608,912
John Brancaccio	889,170	0	76,359	2,608,912
Dr. Athena Countouriotis	764,381	0	201,148	2,608,912

Proposal 2. The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for its fiscal year ended December 31, 2019 was ratified and approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
3,412,588	126,346	35,507	0

Proposal 3.  The adoption of an amendment to the Company’s 2014 Equity Incentive  Plan to increase the number of shares of common stock reserved for issuance thereunder to 1,243,056 from 243,056 was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
653,791	295,523	16,215	2,608,912

Proposal 4.   The compensation of the Company’s named executive officers was approved by the stockholders, on an advisory basis, by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
827,836	87,822	49,871	2,608,912

Proposal 5.   A three-year frequency with which the Company should conduct future stockholder advisory votes on named executive compensation was approved by the stockholders by the votes set forth in the table below:

1 Year	2 Year	3 Years	Broker Non Vote
301,979	31,087	622,071	2,619,304

Based on these results and consistent with the Company’s recommendation, the Company’s Board of Directors has adopted a policy to hold an advisory vote on the compensation of the Company’s named executive officers every three years, until the next advisory vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:         June 6, 2019

TROVAGENE, INC.

By:	/s/ Thomas Adams
Thomas Adams
Chief Executive Officer